UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2019

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55863	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.1 per share	RFL	NYSE American

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of Rafael Holdings, Inc. (the “Registrant”) is being filed solely to provide the Exhibit 16.1 letter from the Registrant’s former auditor, Zwick & Banyai, PLLC. No changes have been made to the information presented below in item 4.01.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)  On July 12, 2019, the Audit Committee of the Board of Directors of Rafael Holdings, Inc. (the “Registrant”) approved the dismissal of Zwick & Banyai, PLLC (“Zwick”) as the Registrant’s independent registered public accounting firm and informed Zwick of that determination.

Zwick’s report on the Registrant’s consolidated financial statements as of July 31, 2018 and July 31, 2017, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended July 31, 2018 and 2017, and the subsequent interim period through July 12, 2019, there were no disagreements  between the Registrant and Zwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Zwick, would have caused Zwick to make reference to the subject matter of the disagreements in connection with its report on the Registrant’s financial statements for such periods.

Other than as set forth below, during the years ended July 31, 2018 and 2017, and the subsequent interim period through July 12, 2019, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant has provided Zwick with a copy of the above disclosures and is requesting that Zwick furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree.

(b)  On July 12, 2019, the Registrant appointed CohnReznick LLP (“CohnReznick”) to serve as the Registrant’s independent registered public accounting firm. The decision to engage CohnReznick was approved by the Audit Committee of the Registrant’s Board of Directors on July 12, 2019 and was made after a competitive bidding process and evaluation. During the Registrant’s two most recent fiscal years and the subsequent interim period through July 12, 2019, the Registrant did not consult CohnReznick with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Document
16.1	Letter from Zwick & Banyai, PLLC to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ David Polinsky
Name: David Polinsky
Title: Chief Financial Officer

Dated: July 22, 2019

EXHIBIT INDEX

Exhibit Number	Document
16.1	Letter from Zwick & Banyai, PLLC to the Securities and Exchange Commission.

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